Prospectus Supplement

John Hancock Bond Trust

High Yield Fund (the fund)

Supplement dated February 15, 2022 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

As of March 31, 2022 (the Effective Date), John F. Addeo, CFA, will no longer serve as a portfolio manager of the fund. As of the Effective Date, all references to Mr. Addeo will be removed from the Summary Prospectus. Dennis F. McCafferty, CFA, and Caryn E. Rothman, CFA, will continue to serve as portfolio managers of the fund and, as of the Effective Date, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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